Filed Pursuant to Rule 497(a)

Registration No. 333-237740

Rule 482ad

Monroe Capital Corporation Closes Offering of $130 Million 4.75% Notes Due 2026

CHICAGO, January 25, 2021 -- Monroe Capital Corporation (the “Company”) (NASDAQ: MRCC) announced today that it has closed a public offering of $130 million aggregate principal amount of 4.75% notes due 2026 (the “Notes”).

The Company intends to use the net proceeds from this offering to redeem all of its outstanding 5.75% notes due 2023 and to repay a portion of the amount outstanding under its credit facility. However, the Company may re-borrow under its credit facility and use such borrowings to invest in lower middle-market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of January 12, 2021, the Company had $114.9 million in outstanding indebtedness under its credit facility.

The Notes will mature on February 15, 2026, and may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 4.75% per year payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2021.

Raymond James & Associates, Inc. acted as book-running manager for this offering. ING Financial Markets LLC, B. Riley Securities, Inc., Huntington Securities, Inc., Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc. and Oppenheimer & Co. Inc. acted as co-managers for the offering.

A registration statement (File No. 333-237740) relating to the Notes was filed and has been declared effective by the SEC.

The Notes were issued by the Company pursuant to a registration statement previously filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). The offering was made solely by means of a written prospectus and prospectus supplement that form a part of the registration statement. Copies of the final prospectus supplement and accompanying prospectus relating to the offering were filed with the SEC and may be obtained for free by visiting the SEC’s website at www.sec.gov or from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com or by calling 800-248-8863.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT MONROE CAPITAL CORPORATION

Monroe Capital Corporation is a publicly-traded specialty finance company that principally invests in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments in middle-market companies. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation. The Company’s investment activities are managed by its investment adviser, Monroe Capital BDC Advisors, LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an affiliate of Monroe Capital LLC. To learn more about Monroe Capital Corporation, visit www.monroebdc.com.

ABOUT MONROE CAPITAL LLC

Monroe Capital LLC (“Monroe”) is a private credit asset management firm specializing in direct lending and opportunistic private credit investing. Since 2004, the firm has provided private credit solutions to borrowers in the U.S. and Canada. Monroe’s middle market lending platform provides debt financing to businesses, special situation borrowers, and private equity sponsors. Investment types include cash flow, enterprise value and asset-based loans; unitranche financings; and equity co-investments. Monroe is committed to being a value-added and user-friendly partner to business owners, senior management, and private equity and independent sponsors. The firm is headquartered in Chicago and maintains offices in Atlanta, Boston, Los Angeles, New York, and San Francisco.

Monroe has been recognized by Creditflux as the 2020 Best U.S. Direct Lending Fund; Pension Bridge as the 2020 Private Credit Strategy of the Year; Global M&A Network as the 2020 Small Middle Markets Lender of the Year; Private Debt Investor as the 2017 Lower Mid-Market Lender of the Year; M&A Advisor as the 2016 Lender Firm of the Year; and the U.S. Small Business Administration as the 2015 Small Business Investment Company (SBIC) of the Year. For more information, please visit www.monroecap.com.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.

SOURCE:	Monroe Capital Corporation

Investor Contact:	Aaron D. Peck
Chief Investment Officer and Chief Financial Officer
Monroe Capital Corporation
(312) 523-2363
Email: apeck@monroecap.com

Media Contact:	Caroline Collins
BackBay Communications
(617) 963-0065
Email: caroline.collins@backbaycommunications.com

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